PROXY STATEMENT

VERMONT FINANCIAL SERVICES CORP.

100 MAIN STREET

BRATTLEBORO, VERMONT  05301

ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 11, 1998


Accompanying this Proxy Statement is a Notice of the Annual Meeting of Stockholders (the "Meeting") of Vermont Financial Services Corp. (the "Company") to be held at The Quality Inn and Suites, Brattleboro, Vermont, on June 11, 1998, at 10:00 a.m.
Stockholders of record at the close of business on April 13, 1998 will be entitled to vote at the Meeting.

GENERAL INFORMATION


     Proxies  in the form enclosed are solicited by the Board of Directors of
the Company.   Any such proxy, if properly executed and received in time for votingand not revoked, will be voted at the Meeting in accordance with the
instructions of the stockholder  indicated  thereon.   If no instructions are
given on the proxy, an executed proxy will be voted FOR the election of the 4 nominees named under the caption "Election of Directors for Class II" below and for the ratification and approval of the "Amended and Restated 1994 Stock
Option Plan" below.


    Management knows of no other matters to be presented at the Meeting, but if other matters are properly presented, the persons named in the proxy and acting thereunder will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

     The Proxy Statement and the accompanying form of proxy are being first mailed or given to holders of the common stock, $1.00 par value, of the Company (the "Common Stock") on or about April 28, 1998.

     A proxy may be revoked at any time prior to its exercise (1) by filing, at the principal office of the Company, a written notice revoking such proxy, or a duly executed proxy bearing a later date, or (2) in open meeting prior to the taking of a vote.
      Any stockholder of the Company entitled to vote at the Meeting may attend the Meeting and vote in person on any matter presented for a vote to the stockholders of the Company at such meeting, whether or not such
stockholder has previously given a proxy.   If a stockholder attends the
Meeting and wishes to vote in person, but has previously submitted his proxy, he or she must revoke or withdraw such proxy before voting in person.

     The Company maintains its principal executive offices at 100 Main Street, Brattleboro, Vermont 05301, and its telephone number is 802/257-7151. The Company is the owner of 100% of the outstanding capital stock, of Vermont National Bank ("VNB") headquartered in Brattleboro, Vermont, and United Bank ("UB") headquartered in Greenfield, Massachusetts (together the "Banks").

VOTING SECURITIES


     As  of  April 13, 1998,  the Company had 20,000,000 shares of  Common
Stock authorized  and 13,278,285 shares outstanding and entitled to vote.   In
addition, there are 5,000,000 shares of Preferred Stock authorized, none of which is outstanding. Each share of Common Stock entitles the holder thereof to one vote on the matters to be voted upon at the Meeting, with all stockholders voting as one class. The total number of shares outstanding, as well as the other references to share totals contained elsewhere in this Proxy Statement, reflect the Company's 1:1 stock dividend paid in October 1997.

     As of April 13, 1998 the following beneficial owners were known to control five percent or more of the outstanding shares of Common Stock,
$1 par value,  of  the Company.   The  information  below was taken from form
Schedule 13Gs filed with the Securities and Exchange Commission.

                                      Amount of    Form 13G
                                     Beneficial     Percent      Filing Date
Name and Address                      Ownership    of Class        as of

John Hancock Advisers, Inc.             928,172     7.0%   (1)    12/31/97
John Hancock Place, P.O. Box 111
Boston, MA 02117-0111

Wellington Management Company, LLP      745,792     5.6%   (2)    12/31/97
75 State Street
Boston, MA  02109


(1) Includes sole voting and sole dispositive power for 928,172 shares.

(2) Includes shared voting power for 451,988 shares and shared dispositive power for 745,792 shares.

PROPOSAL 1
ELECTION OF DIRECTORS FOR CLASS I

     The  Board  of  Directors of the Company consists of  eighteen
Directorships, divided  into  three classes.   The terms of office of the
Directors in Class  II expire in 1998.  The terms of the Directors in Class III
expire in 1999, and Class I in 2000.   The  nominees for Class II,  for
election for terms to expire at  the Company's  2001 Annual Meeting or until
their successors are elected and qualified, are as follows:   Allyn W. Coombs,
Philip M. Drumheller, John K. Dwight and Stephan A Morse.


     Although all nominees have agreed to serve if elected, if, at the time of the Meeting, any of the nominees should be unable to serve or should decline to serve, the discretionary authority provided in the proxy may be exercised by the proxies named therein to vote for a substitute or substitutes designated by the Board of Directors of the Company.


     A  majority  of  the  shares of Common Stock  of  the  Company,  issued and outstanding and entitled to vote at the Meeting, is necessary to constitute
a quorum for the transaction of business.   Shares of Company Common Stock which
are present in  person or by proxy but abstain from voting at the Meeting
will be included  for purposes  of  determining a quorum at the Meeting.   The
vote of a majority of the quorum, represented in person or by proxy at the Meeting, is necessary to elect the four nominees for Class II named above.
There is no cumulative voting in elections of directors of the Company. The Board of Directors of the Company recommends that you vote "FOR" the election of these four directors.


PROPOSAL 2
Approval of Amended and Restated 1994 Stock Option Plan

1994 Stock Option Plan - General

     On July 13, 1994, the Company's Board of Directors adopted the Vermont Financial Services Corp. 1994 Stock Option Plan (the "1994 Plan"), which was approved by stockholders on August 31, 1994. The purpose of the 1994 Plan is to encourage directors, officers and other key employees of the Company and its subsidiaries to continue their association with the Company and its subsidiaries by providing opportunities for them to participate in the ownership of the Company and in its future growth through the granting of options to acquire shares of the Common Stock (the "Options"). In accordance with the terms of the 1994 Plan, the Options that may be granted to eligible participants (as further described below) shall be either Options that are intended by their terms and conditions to qualify as incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended
(the "Code"), or Options that are not intended to qualify as ISOs (such non-qualified stock options being referred to herein as "NSOs").

Amended and Restated 1994 Stock Option Plan


On August 13, 1997, the Board of Directors approved, subject to approval by stockholders at the next annual meeting of stockholders, an amendment and restatement of the 1994 Plan. Among other changes to the terms of the 1994 Plan, such amendment and restatement amends the terms of the 1994 Plan as follows: ( i ) the total number of shares of Common Stock that may be issued by the Company from time to time pursuant to Options granted under the 1994 Plan is increased by 660,000 shares; (ii) a maximum number of shares of Common Stock with respect to which Options may be granted to any individual is established at 300,000; (iii) the provisions relating to the administration of the 1994 Plan are revised to ensure that the 1994 Plan complies with recent changes to the requirements of Rule 16b-3 of the Securities Exchange Act of 1934 (the
"Exchange Act"); (iv) the transferability of Options granted under the 1994
Plan is permitted, subject to approval by the Compensation Committee of the Board of Directors (which is authorized generally to administer the 1994
Plan), where such transfers are limited to members of the option holder's immediate family, a trust or trusts for the exclusive benefit of such immediate family members or a partnership in which such immediate family members are the only partners; (v)the treatment of Options upon the occurrence of a liquidation of the Company or a Reorganization Transaction
(as such term is defined in the 1994 Plan) affecting the Company is clarified to provide that all outstanding Options may be canceled in connection with any such liquidation or Reorganization Transaction in exchange for cash or other property having a value equal to the value of such outstanding,
unexercised Options.   As used in this summary, the term "1994 Plan" refers
to the Company's 1994 Stock Option Plan as in effect on the date hereof and, where the context requires, to the Company's Amended and Restated 1994 Stock Option Plan.

     The following is a summary of the material features of the 1994 Plan, as proposed to be amended and restated.

Shares Reserved for the 1994 Plan


     The total number of shares of Common Stock which may be issued by the Company pursuant to Options granted under the 1994 Plan shall not exceed 1,110,000, subject to adjustments for subdivisions, stock splits, dividends, combinations of shares, recapitalizations, or other changes in the outstanding shares of Common Stock. Any such adjustment will be made by the Board of Directors. No eligible participant under the 1994 Plan may be granted Options thereunder with respect to more than 300,000 shares of Common Stock.

Eligible Participants


    Key employees, officers and directors of the Company or a subsidiary are eligible to receive Options under the 1994 Plan. ISOs may be granted only to those eligible participants who are employees of the Company or a subsidiary. Approximately 31 individuals, including 17 officers and 14 directors, were eligible to receive Options under the 1994 Plan on January 1, 1998.


Material Features of the 1994 Plan


     Until the 1994 Plan is terminated or the number of shares reserved for Options is exhausted, the Compensation Committee may grant all such Options to those eligible participants ("Optionees") as the Compensation Committee determines appropriate. All Optionees are required to execute an option agreement within ten days of the date on which an Option is granted. The Compensation Committee determines the duration of any Option, subject to certain limitations. Optionees cannot transfer their Options (except by will or under the laws of descent or distribution); provided, however, that the Compensation Committee may, in its discretion, authorize all or a portion of the Options to be granted to an Optionee to be on terms which permit transfer, subject to the Compensation Committee's approval, by such Optionee to (i) the spouse, children or grandchildren of the Optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, (y) the option agreement pursuant to which such Options are granted must be approved by the Compensation Committee, and must expressly provide for transferability in a manner consistent with such provisions of the 1994 Plan, and (z) subsequent transfers of transferred Options shall be prohibited except those in accordance with such plan provisions. Following any such transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, including the termination provisions thereof, as if the Optionee had continued to be the holder thereof.


    The price at which the shares of Common Stock subject to an option may be purchased shall be determined by the Compensation Committee, but this price can never be less than 100% (or 110% for any ten percent owner of the capital stock of the Company pursuant to an ISO) of the fair market value of the Common Stock on the date of grant. Under the 1994 Plan, the "fair market value" of the Common Stock as of a specified date is defined as the last reported sales price on such day or, if no such sale takes place on that day, the average of the reported closing bid and asked prices, as reported on the Nasdaq National Market. The last sale price of a share of the Common Stock on the Nasdaq National Market on April 6, 1998 was $29.375.

     The duration of any Option shall be specified by the Compensation Committee in the option agreement, but no Option may be exercisable after the expiration of ten (10) years. In the case of any employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, no ISO may be exercisable after the expiration of five (5) years from the date such Option is granted. The aggregate fair market value (determined as of the date on which the Option is granted) of the Common Stock with respect to which ISOs may be exercisable for the first time by an Optionee during any calendar year (whether granted under the 1994 Plan or any other incentive stock option plan(s) of the Company or any subsidiary) may not exceed under any circumstances $100,000.

     Options shall be exercised by notifying the Company of the number of shares of Common Stock under the option to be exercised, together with the payment of the purchase price thereof. Payment may be made in cash or cash equivalents, or, in certain circumstances, through a "cashless exercise" procedure through which a broker retained by the Optionee transmits the entire purchase price to the Company, and such broker retains that number of shares of Common Stock which would have been issued to the Optionee with a fair market value equal to the purchase price. The broker then shall deliver the remainder of the shares to the Optionee.

     In the event that any Optionee's employment with the Company is terminated, or such Optionee retires, the Option expires three (3) moths after such termination or retirement (unless it has already expired under the terms of the Option). Generally, upon the death of an Optionee, the Option will terminate one year following his or her death.

     Options may contain terms to the effect that if the Optionee is terminated from employment for certain reasons, the Option terminates immediately.

     Subject to the discretion of the Compensation Committee, any option agreement may provide that the shares of Common Stock acquired by an Optionee pursuant to the 1994 Plan cannot be transferred without the prior consent of the Compensation Committee and that the company shall have the right in certain circumstances to repurchase any such shares.

Administration

     The Compensation Committee has full power to administer the 1994 Plan. The Compensation Committee's interpretation and construction of the 1994 Plan is final and conclusive. For so long as Section 16 of the Exchange Act is applicable to the Company, each member of the Compensation Committee shall be a "non-employee director" or the equivalent within the meaning of Rule 16b-3 under the Exchange Act, and, for so long as Section 162(m) of the Code is applicable to the Company, each member of the Compensation Committee also shall be an "outside director" within the meaning of Section 162 of the Code and the regulations thereunder. The 1994 Plan shall be administered in such a manner as to permit those Options granted thereunder and specifically designated as such to qualify as "incentive stock options" as described in Section 422 of the Code.


     The Board of Directors may at any time and from time to time modify, revise or terminate the 1994 Plan, except that, without the further approval of the shareholders of the Company, no modification or revision may (a) materially increase the benefits granted to the Optionees or make any "modifications" as that term is defined under Section 424(b)(3) of the Code if such increase in benefits or modification would adversely affect (i) the availability to the 1994 Plan of the protections of Section 16(b) of the Exchange Act, if applicable to the Company, or (ii) the qualification of the 1994 Plan or any Options granted thereunder for "incentive stock option" treatment under Section 422 of the Code, (b) change the aggregate number of shares reserved for issuance under Options granted under the 1994 Plan, (c) reduce the option exercise price at which ISOs may be granted to an amount less than the minimum amount permitted under the 1994 Plan, or (d) change the class of persons eligible to receive ISOs. The Board of Directors shall have the right to terminate the 1994 Plan at any time. Unless terminated earlier, and subject to stockholder approval of this proposal, the 1994 Plan shall continue in effect through July 7, 2007.

Effect of Certain Corporate Transactions

    If while unexercised Options remain outstanding under the 1994 Plan, the Company merges or consolidates with one or more corporations (whether or not the Company is the surviving corporation), or is liquidated or sells or otherwise disposes of substantially all of its assets to another entity, then except as otherwise specifically provided to the contrary in an Optionee's option agreement, the Compensation Committee, in its discretion, shall amend the terms of all outstanding Options so that either: (i) after the effective date of such merger, consolidation or sale, as the case may be (each such event, a "Reorganization Transaction"), each Optionee shall be entitled, upon exercise of an Option, to receive in lieu of shares of Common Stock the number and class of shares of such stock or other securities to which he or she would have been entitled pursuant to the terms of the Reorganization Transaction if he or she had been the holder of record of the number of shares of Common Stock as to which the Option is being exercised, or shall be entitled to receive from the successor entity a new stock option of comparable value; or (ii) all outstanding Options shall be canceled as of the effective date of any such liquidation of Reorganization Transaction provided that each Optionee shall have the right to exercise his or her Option according to its terms during the period of twenty
(20) days ending on the day preceding the effective date of such liquidation or Reorganization Transaction, and in addition to the foregoing, the Compensation Committee may in its discretion, amend the terms of an Option by canceling some or all of the restrictions on its exercise, to permit its exercise pursuant to such provision to a greater extent than that permitted on its existing terms;
or (iii) all outstanding Options shall be canceled as of the effective date of any such liquidation or Reorganization Transaction in exchange for consideration in cash or in kind, which consideration in both cases shall be equal in value to the value of those shares of Common Stock or other securities the Option would have received had the Option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise had been made prior to such liquidation or Reorganization Transaction, less the option price thereof, and upon receipt of such consideration by the Optionee, his or her Option shall immediately terminate and be of no further force or effect. Under the circumstances described in the preceding clause (iii), the value of the stock or other securities the Optionee would have received if the Option had been exercised shall be determined in good faith by the Compensation Committee, and in the case of shares of the Common Stock of the Company, in accordance with the applicable provisions of the 1994 Plan.

     The following description of the federal income tax consequences of Options is general and does not purport to be complete.

Tax Treatment of Options

     An Optionee realizes no taxable income when an NSO is granted. Instead, the difference between the fair market value of the Common Stock subject to the NSO and the exercise price paid is taxed as ordinary compensation income when the NSO is exercised. The difference is measured and taxed as of the date of exercise, if the stock is not subject to a "substantial risk of forfeiture," or as of the date or dates on which the risk terminates in other cases. Gain on the subsequent sale of the Common Stock is taxed as capital gain. The Company receives no tax deduction on the grant of a NSO, but is entitled to a tax deduction when the Optionee recognizes taxable income on or after exercise of the NSO, in the same amount as the income recognized by the Optionee.


     Generally, an Optionee incurs no federal income tax liability on either the grant or the exercise of an ISO, although an Optionee will generally have taxable income for alternative minimum tax purposes at the time of exercise equal to the excess of the fair market value of the stock subject to an ISO over the exercise price. Provided that the shares of Common Stock are held for at least one year after the date of exercise of the related ISO and at least two years after its date of grant, any gain realized on subsequent sale of the stock will be taxed as mid-term or long-term capital gain. If the stock is disposed of within a shorter period of time, the Optionee will be taxed as if the Optionee had then received ordinary compensation income in an amount equal to the difference between the fair market value of the stock on the date of exercise of the ISO and its fair market value on its date of grant, unless the amount realized is less than the fair market value on the date of exercise. The Company receives no tax deduction on the grant or exercise of an ISO, but is entitled to a tax deduction if the Optionee recognizes taxable income on account of a premature disposition of ISO stock, in the same amount and at the same time as the Optionee's recognition of income.

Parachute Payments

     Under certain circumstances, an accelerated vesting or granting of Options in connection with a Reorganization Transaction (as defined above) affecting the Company may give rise to an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, an Optionee may be subject to a 20% non-deductible federal excise tax and the Company may be denied an income tax deduction.

Options Granted Subject to Stockholder Approval

     The following table sets forth information as of December 31, 1997 with respect to Options which were granted in the past year, pending approval of the Amended and Restated 1994 Stock Option Plan by the Company's stockholders at the Meeting, to (i) each of the Company's chief executive officer and the four other executive officers of the Company named in the Summary Compensation Table, (ii) all executive officers of the Company as a group, (iii) all directors of the Company, other than those who are executive officers, as a group, and (iv) all employees of the Company, excluding executive officers, as a group.

                                                       Number of Shares
                                                      Subject to Options
Name                                                    Granted in 1997

John D. Hashagen, Jr., President & CEO                       28,000
Louis J. Dunham, Executive Vice President                    13,000
W. Bruce Fenn, Executive Vice President                      13,000
Richard O. Madden, Executive Vice President                  14,000
Robert G. Soucy, Executive Vice President                    14,000

All executive officers as a group                            82,000

All directors of the Company, excluding
executive officers, as a group                               28,000

All employees of the Company, excluding
executive officers, as a group                               34,000

Recommendation of the Board of Directors


     Adoption of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. The Board of Directors of the Company recommends that you vote "FOR" the approval and ratification of the Amended and Restated 1994 Stock Option Plan. Shares of Common Stock which are present in person or by proxy but abstain from voting at the Meeting will be included for purposes of determining a quorum at the Meeting. Shares of Common Stock represented by "broker non-votes" (as defined below) also will be treated as present for purposes of determining a quorum. Under applicable Delaware law, in determining whether this proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as votes against this proposal. "Broker non-votes" are proxies with respect to shares held in record name by brokers or nominees, as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power under applicable national securities exchange rules or the instrument under which it serves in such capacity, or (iii) the record holder has indicated on the proxy card or otherwise notified the Company, as the case may be, that it does not have authority to vote such shares on that matter.


     If this proposal is not approved at the Meeting, the 1994 Plan as previously adopted by the Board of Directors and approved by stockholders in 1994, will continue to remain in full force and effect, including having an expiration date of July 13, 2004.





MANAGEMENT OF THE COMPANY

Stock Ownership of Directors and Executive Management

     The following table sets forth the name and address of each director, nominee for director and executive officer of the Company, his or her age and principal occupation, all positions or offices held by such individual within the Company, the year in which he or she first became a director of the Company or its predecessors, the number of whole shares of Common Stock of the Company beneficially owned by each at the close of business on April 13, 1998, and the percent of class so owned. The business address of each of the directors, nominees and executive officers is the Company's address except as otherwise
noted.   It is anticipated that each of  the nominees will continue to act as
Directors of VNB and/or UB. No family relationship exists between any director or persons nominated by the Company to become directors.

                                         Class and     Shares of     Percent
Name, Age and Principal                  Year First   Common Stock      of
Occupation or Employment and               Became     Beneficially    Common
Offices held with the Company(1)          Director       Owned(2)      Stock

Anthony F. Abatiell (58)                     III        125,748(3)     0.95%
Attorney, Partner, Abatiell &               1982
Valerio Law Offices, Rutland, VT

Zane V. Akins (57)                             I          5,843(4)     0.04%
President, Akins & Associates,              1987
Brattleboro, VT

Charles A. Cairns (56)                         I         16,948(5)     0.13%
President, Champlain Oil Co., Inc. and      1986
Coco Mart, Inc., South Burlington, VT

William P. Cody (44)                           I          5,885(6)     0.04%
General Manager, Cody Chevrolet, Inc.,      1996
Montpelier, VT


Allyn W. Coombs* (63)                         II         28,740(7)     0.22%
President and Treasurer of Allyn W. Coombs, 1994
Inc. (Real Estate Development & Management),
Amherst, MA

Philip M. Drumheller* (44)                    II          6,500(8)     0.05%
President, The Lane Press, Inc.,
Burlington, VT                              1995

John K. Dwight *(53)                          II         24,058(9)     0.18%
President and CEO, Dwight Asset             1989
Management  Co., Burlington, VT


James E. Griffin +(70)                        II         14,050(10)    0.11%
President, J. R. Resources, Inc.            1972
(Business Consultants), Rutland, VT

John D. Hashagen, Jr. (56)                     I        150,502(11)    1.13%
President & Chief Executive Officer of      1987
Vermont Financial Services Corp.,
Brattleboro; President & Chief Executive
Officer, Vermont National Bank,
Brattleboro, VT

Francis L. Lemay (65)                       III         211,266(12)    1.59%
Chairman, United Savings Bank,             1994
Greenfield, MA

Stephan A. Morse *(51)                       II          20,696(13)    0.16%
President and CEO, The Windham Foundation, 1986
Inc., Grafton, VT

Roger M. Pike (57)                          III          20,588(14)    0.16%
Consultant, Rutland, VT                    1980

Ernest A. Pomerleau (50)                      I          21,428(15)    0.16%
President, Pomerleau Real Estate,          1990
Burlington, VT

Mark W. Richards (52)                       III          64,017(16)    0.48%
President, Richards, Gates, Hoffman        1988
& Clay (Insurance), Brattleboro, VT

James M. Sutton (56)                        III         448,674(17)    3.38%
Chairman, American Bankshares, Inc.        1995
Welch, W. VA

Executive Officers


Louis J. Dunham (43)                                    54,777(18)     0.41%
Executive Vice President, VNB
Senior Credit Officer

W. Bruce Fenn (56)                                      26,530(19)     0.20%
Executive Vice President, VNB Senior
Banking Officer

Richard O. Madden (49)                                  24,396(20)     0.18%
Executive Vice President, Treasurer and
Secretary

Robert G. Soucy (52)                                    78,282(21)     0.59%
Executive Vice President, VNB Senior
Operating Officer
__________

* Nominee for election at 1998 Annual Meeting
+ Not standing for reelection in 1998

(1) During the past five years, the principal occupation and employment of each director and executive officer has been as set forth above, except as follows: Francis L. Lemay was President & Chief Executive Officer and Chairman of West Mass Bankshares,Inc. until June 14, 1994 and was President and Chief Executive Officer of UB until December 31, 1994; Richard O. Madden became Secretary of the Company on May 1, 1993.

(2) Beneficial ownership means sole voting and investment powers, unless otherwise noted.

(3) Mr. Abatiell's shares are held in a custodial capacity in VNB's trust department in which Mr. Abatiell has sole voting and investment powers. Includes options to acquire 8,000 additional shares, exercisable within sixty (60) days, pursuant to the Directors' Non-Qualified Stock Option Plans, of which 2,000 shares are subject to the approval of the Amended and Restated 1994 Stock Option Plan (see Proposal 2.).

(4) Includes options to acquire 2,000 shares, exercisable within sixty (60) days, pursuant to the Directors' Non-Qualified Stock Option Plans, which are subject to the approval of the Amended and Restated 1994 Stock Option Plan (see Proposal 2).


(5) Includes options to acquire 8,000 shares, exercisable within sixty (60) days, pursuant to the Directors' Non-Qualified Stock Option Plans, 2,000 of which are subject to the approval of the Amended and Restated 1994 Stock Option Plan (see Proposal 2).

(6) Includes options to acquire 4,000 shares, exercisable within sixty (60) days, pursuant to the Directors' Non-Qualified Stock Option Plans, 2,000 of which are subject to the approval of the Amended and Restated 1994 Stock Option Plan (see Proposal 2).


(7) Includes  22,740 shares held jointly with a family member in which Mr.
Coombs shares voting and investment powers.   Also includes options to acquire
6,000 shares, exercisable within sixty (60) days, pursuant to the Directors' Non-Qualified Stock Option Plans, 2,000 of which are subject to the approval of the Amended and Restated 1994 Stock Option Plan (see Proposal
2).

(8) Includes 2,000 shares held by The Lane Press which Mr. Drumheller shares voting and investment powers. Also includes option to acquire 4,000 shares, exercisable within sixty (60) days, pursuant to the Directors'Non-Qualified Stock Option Plans, 2,000 of which are subject to the approval of the Amended and Restated 1994 Stock Option Plan (see Proposal 2).

(9) Includes options to acquire 12,648 shares, exercisable within sixty (60) days, pursuant to the Directors' Non-Qualified Stock Option Plans, 2000 of which are subject to the approval of the Amended and Restated 1994 Stock Option Plan (see Proposal 2).


(10) Includes options to acquire 8,000 shares, exercisable within sixty (60) days, pursuant to the Directors' Non-Qualified Stock Option Plans, 2000 of which are subject to the approval of the Amended and Restated 1994 Stock Option Plan (see Proposal 2).

(11) Includes 400 shares held in the name of Green Mountain Investment Club in which Mr. Hashagen shares voting and investment powers and 20,896 shares held in the VNB Profit Sharing Plan, and options to acquire 111,600 shares, exercisable within sixty (60) days, pursuant to the Officers' Non-Qualified Stock Option Plans, 28,000 of which are subject to the approval of the Amended and Restated 1994 Stock Option Plan (see Proposal 2).

(12) Includes 57,683 shares held in a trust in which Mr. Lemay has sole voting
and investment powers.   Also includes 60,000 shares held by a family member in
a trust in which Mr. Lemay has no voting or investment powers. Also includes options to acquire 4,000 shares, exercisable within sixty (60) days, pursuant to the Directors' Non-Qualified Stock Option Plans, 2,000 of which are subject to the approval of the Amended and Restated 1994 Stock Option Plan (see Proposal
2).

(13) Includes 1,010 shares held by a family member in which Mr. Morse has no voting or investment powers and as to which Mr. Morse disclaims beneficial ownership and includes options to acquire 6,000 shares, exercisable within sixty (60) days, pursuant to the Directors' Non-Qualified Stock Option Plans, 2,000 of which are subject to the approval of the Amended and Restated 1994 Stock Option Plan (see Proposal 2).

(14) Includes 777 shares held jointly with family members.   Also  includes
2,211 shares held by a family member in which Mr. Pike has no voting power and as to which Mr. Pike disclaims beneficial ownership and includes options to acquire 8,000 shares, exercisable within sixty (60) days, pursuant to the Directors' Non-Qualified Stock Option Plans, 2,000 of which are subject to the approval of the Amended and Restated 1994 Stock Option Plan (see Proposal 2).

(15) Includes options to acquire 12,648 shares, exercisable within sixty (60) days, pursuant to the Directors' Non-Qualified Stock Option Plans, 2,000 of which are subject to the approval of the Amended and Restated 1994 Stock Option Plan (see Proposal 2).

(16) Includes 58,017 shares held jointly with family members in which Mr.
Richards shares voting and investment powers.   Also includes options to
acquire 6,000 shares, exercisable within sixty (60) days, pursuant to the Directors' Non-Qualified Stock Option Plans, 2,000 of which are subject to the approval of the Amended and Restated 1994 Stock Option Plan (see Proposal 2).

(17) Includes options to acquire 12,648 shares, exercisable within sixty (60) days, pursuant to the Directors' Non-Qualified Stock Option Plans, 2,000 of which are subject to the approval of the Amended and Restated 1994 Stock Option Plan (see Proposal 2).


(18) Includes 10,577 shares in the VNB Profit Sharing Plan.   Also includes
options to acquire 44,200 shares exercisable within sixty (60) days pursuant to the Officers' Non-Qualified Stock Option Plans, 13,000 of which are subject to the approval of the Amended and Restated 1994 Stock Option Plan (see Proposal
2).

(19) Includes 13,331 shares in the VNB Profit Sharing Plan and options to acquire 13,200 shares, exercisable within sixty (60) days pursuant to the Officers' Non-Qualified Stock Option Plans, 13,000 shares of which are subject to the approval of the Amended and Restated 1994 Stock Option Plan (see Proposal 2).

(20) Includes 59 shares held jointly with a family member in  which  Mr.
Madden shares voting and investment powers.   Also includes 6,137 shares held
in the VNB Profit Sharing Plan and options to acquire 18,200 shares exercisable within sixty (60) days pursuant to the Officers' Non-Qualified Stock Option Plans, 14,000 shares of which are subject to the approval of the Amended and Restated 1994 Stock Option Plan (see Proposal 2).

(21) Includes 9,849 shares in the VNB Profit Sharing Plan and options to acquire 58,200 shares, exercisable within sixty (60) days pursuant to the Officers' Non-Qualified Stock Option Plans, 14,000 shares of which are subject to the approval of the Amended and Restated 1994 Stock Option Plan (see Proposal 2).


On April 13, 1998, the directors and officers of the Company as a group (19) had beneficial ownership of 1,348,927 shares of Company Common Stock, amounting
to 10.16% of the outstanding shares.   This includes options to acquire 347,344
shares, or 2.61% of the outstanding shares, exercisable within sixty (60) days, pursuant to the Directors' and Officers' Non-Qualified Stock Options Plans, 110,000 shares of which are subject to the approval of the Amended and Restated 1994 Stock Option Plan (see Proposal 2.)



Directors' 1988 Non-Qualified Stock Option Plan

     The Company has a Directors' Non-Qualified Stock Option Plan under which Directors were granted options to acquire an aggregate of 24,000 shares of the
Common Stock at a price of $9.50 per share.   The exercise price of  these
options was equal to the fair market value of the Company's Common Stock on the
date of grant.   All options are exercisable for a period of five years from the date of grant.

Officers' 1987 Non-Qualified Stock Option Plan

     The Company has an Officers' Non-Qualified Stock Option Plan under which officers were granted options to acquire an aggregate of 156,600 shares of the
Common Stock at a price of $9.50 per share.   The exercise price of  these
options was equal to the fair market value of the Company's Common Stock on the
date of grant.   All options are exercisable for a period of five years from the date of grant.


1994 Stock Option Plan


     The Company has a stock option plan for key employees, officers and directors of the Company or its subsidiaries which was approved by stockholders at the 1994 Annual Meeting ("1994 Plan"). Under the 1994 Plan, officers and directors have been previously granted options as follows: (i) to acquire an aggregate of 96,000 and  13,000  shares, respectively,  of  the  Common
Stock at prices of $9.50 and $10.125 per share, respectively; (ii) to acquire an aggregate of 107,600 and 12,000 shares, respectively, of the Common Stock at a price of $11.25 per share; and (iii) to acquire an aggregate of 120,000 and 28,000 shares, respectively, of the Common Stock at
a price of $15.75.   The exercise price of all of these options was  equal
to the fair market value of the Company's Common Stock on the date of grant. All options are exercisable for a period of ten years from the date of the grant. See also Proposal 2 - Approval of Amended and Restated 1994 Stock
Option Plan.

Attendance of Directors


    The Board of Directors met 13 times during calendar year 1997. During 1997, all of the directors of the Company attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors of the Company, and (2) the total number of meetings held by all committees and subcommittees of the Board of Directors of the Company on which he or she served, except for John Dwight, who attended 68% of the required meetings.

Certain Committees

     The management of the Company is the responsibility of the Board of
Directors.   In  carrying out this responsibility,  the Board is authorized to establish certain committees with the duties described below.

     The Board of Directors has an Executive Committee which has Board of Director nominating and non-executive officer review responsibilities. Directors serving on the Executive Committee during 1997 were Anthony F. Abatiell, Charles A. Cairns, Philip M. Drumheller, John K. Dwight, John D. Hashagen, Jr. (President & CEO), Stephan A. Morse, Roger M. Pike, Ernest R. Pomerleau and Mark W. Richards. The Committee met 11 times during 1997.
The Executive Committee determines personnel policies and has authority to appoint officers and to fix their compensation until the next meeting of the
Board of Directors.   The Committee also considers nominees for election to
the Board of Directors. Shareholders who wish to suggest qualified candidates should write to the Secretary of the Company at 100 Main Street, Brattleboro, Vermont 05301, stating in detail the qualifications of such persons for consideration by the Committee, together with all other information specified
in the Company's By-Laws.   Nominations must be received by the Secretary not
less than 60 days nor more than 90 days prior to the meeting; but if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, nominations must be received within 10 days of the date the notice of the meeting was mailed or such public disclosure as made, whichever occurs first.

     The Company has an Audit Committee whose members are appointed annually by
the Board  of Directors.   During 1996,  these Directors served on the Audit
Committee: Charles A. Cairns, Philip M. Drumheller, John K. Dwight, Roger M. Pike and Ernest R. Pomerleau. The Audit Committee appoints Independent Public Accountants and supervises the Audit, Compliance and Loan Review functions of the Company.


Compensation of Directors


     Each director who is not an officer of VFSC, VNB or UB receives an annual retainer of $6,000 and, in addition, a $600 fee for each regular monthly Board of Directors' meeting attended and a $400 fee for each meeting of a committee of the Board he or she attends.
     In addition, the Chairman of the Board receives an annual retainer of $5,000, the chairpersons of the Executive Committee, Audit Committee and Loan Committee receive an annual retainer of $1,000 and the chairpersons of the Compensation Committee and the Trust Committee receive an annual retainer of $500. During 1997 non-officer directors each received options to purchase 2,000 shares of the Company's stock at an exercise price of the then current market value of $24.44.

Compensation Committee Report

      The   Company's  executive  compensation  program  is administered  by the Compensation Committee of the Board of Directors (the Committee) which is composed of five independent non-employee directors: Charles A. Cairns, (Chair), Anthony F. Abatiell, Philip M. Drumheller, James E. Griffin and
Zane V. Akins.

      The Committee is responsible for determining the compensation of the executive officers of the Company, subject to review and approval by the full Board of Directors. The executive officers of the Company subject to Compensation Committee review are the five executive officers of Vermont Financial Services Corp: John D. Hashagen, Jr., Louis J. Dunham, W. Bruce Fenn, Richard O. Madden and Robert G. Soucy. These are the executives who perform executive level policy-making functions for the Company and its subsidiary banks.

      The Committee, with concurrence from the Company's Board of Directors, has established the following principal objectives of the executive compensation program:

 * Attract and retain quality management
 * Increase management's focus on maximizing current earnings
 * Encourage management to develop long-term earnings growth plans
 * Motivate management to take actions that will enhance long-term stockholders' value
 * Link executive compensation to the financial performance of the Company and to the Company's stock value

      The Committee has retained Watson Wyatt & Company of Wellesley, Massachusetts to assist in the design and implementation of the executive compensation program. Watson Wyatt & Company representatives have attended Committee meetings, have consulted with the Committee by telephone and have provided peer group information and written recommendations for the various components of the executive compensation program.

     The Committee has designed the Company's executive compensation program based on the principle that the total compensation of each executive shall be comparable to that of similar executives of banking companies in the Company's peer group of comparable sized commercial banking institutions.
The Committee has determined that total compensation for the executive officers shall consist of three components: base salary, annual incentive payment and stock options.

     Base Salary. The Committee's practice is to target the base salaries of the executive officers somewhat below the median base salary levels of similar executives in its peer group. The Committee's objective in this regard is to control the portion of executive compensation that is fixed, so that a larger portion of compensation is on a variable, or at risk, basis. Base salaries are reviewed annually and increases may be granted by the Committee and the Board of Directors dependent on individual performance, the Company's performance and peer group salary levels.

     The Committee recommended, and the Board of Directors approved, an increase in Mr. Hashagen's base salary from $234,000 for 1996 to $260,000 for 1997. The Committee based this increase on Mr. Hashagen's contribution to the Company's strong financial performance for 1996 as measured by earnings per share, return on assets, nonperforming assets, efficiency ratio and stock price. Mr. Hashagen's 1997 base salary was set below the peer group's 1997 median base salary of $297,500 in accordance with the Committee's practice regarding base salary levels. The base salaries of the other executive officers of the Company were established in a similar manner.


     Annual Incentive Payments.   The 1997 Executive Management Annual
Incentive Plan provided for a targeted payout of 35% of base salary for all five executive officers if the Company achieved earnings per share in the range of $1.85 to $1.89 and return on assets in the range of 1.18% to 1.22%.
The Plan provided for lower and higher payouts, ranging from zero to 55% of base salary, dependent on the Company's results. The Company's 1997 earnings per share and its return on assets were both below the Plan's threshold for incentive payments, so no incentive payments to executive management were made for 1997.

    Stock Options.   The Company's stockholders approved the Vermont Financial
Services Corp. 1994 Stock Option Plan at the Annual Meeting of Stockholders in August, 1994. The Board of Directors approved an Amended and Restated 1994 Stock Option Plan in August 1997, subject to ratification by the Company's stockholders. (See Proposal #2 in this Proxy Statement). This Plan, as amended, provides for the granting of stock options, not to exceed 1,110,000 shares of common stock in aggregate, to key employees, officers and directors of the Company and its subsidiaries at option prices no less than 100% of market value on the day granted. During 1997, the Board of Directors, based on the Committee's recommendations, granted non-qualified stock options for 144,000 shares. Mr. Hashagen was granted options for 28,000 shares, other executive officers and senior officers of the Company and/or its subsidiaries were granted options on 88,000 shares in aggregate and each of the 14 non-employee directors was granted an option for 2,000 shares, or 28,000 shares in aggregate.


    In August 1997, the Board of Directors adopted stock ownership guidelines for the Company's executive management and for the Board of Directors. This was done to further align executive and director interests with those of the Company's stockholders. The guidelines call for the executive officers to own Company stock equal to specified multiples of their base salary. The multiple for Mr. Hashagen is 3.5 times base salary and is 2.5 times base salary for the other four executive officers. If an executive officer has not attained this level of stock ownership within five years, the executive may subsequently receive Company stock in lieu of cash incentive payments at the Committee's discretion. The guidelines for the Board of Directors call for each Director to own Company stock equal to five times their average annual directors fees for the last three years. The Directors also have five years to attain the guideline target. Stock options are excluded from stock ownership calculations under the guidelines.

     In the Committee's opinion, the compensation for executive management for 1997 was appropriate based on the Company's performance and was adequate to retain and motivate the Company's executive management group.


Vermont Financial Services Corp. Compensation Committee
Charles A. Cairns, Chair
Anthony F. Abatiell
Philip M. Drumheller
James E. Griffin
Zane V. Akins

























Executive Officers

The following tables contain a three-year summary of the total compensation paid to the Chief Executive Officer of the Company and the other four executive officers.

I.   SUMMARY COMPENSATION TABLE

                                                   Long Term Compensation
 Annual Compensation                                Awards        Payouts
                                          Other   Restric-              All
                                         Annual    ted           LTIP  Other
                                          Compen- Stock Options/ Pay  Compen-
                          Salary    Bonus sation Awards SARs    outs   sation
Name and Principal
 Position           Year    $         $      $    $     #       $      $(1)

John D. Hashagen    1997  $260,000      $0  N/A  N/A  28,000 sh N/A $12,756(2)
President and Chief 1996   234,000  93,600  N/A  N/A  27,000    N/A  15,108(3)
Executive Officer   1995   220,000b 66,000  N/A  N/A  28,000    N/A  14,528(4)

Richard O. Madden   1997  $138,000      $0  N/A  N/A  14,000 sh N/A  $12,283
Executive Vice
President,          1996   120,000  48,000  N/A  N/A  14,000    N/A   12,435
Treasurer, Secretary1995   112,000  33,600  N/A  N/A  14,200    N/A    6,720

Robert G. Soucy     1997  $147,000      $0  N/A  N/A  14,000    N/A  $12,467(2)
Executive Vice
President,          1996   128,000  51,200  N/A  N/A  14,800    N/A   13,167(3)
VNB Senior Operating
 Officer            1995   120,000  36,000  N/A  N/A  15,200    N/A    7,306(4)

Louis J. Dunham     1997  $125,000      $0  N/A  N/A  13,000    N/A  $12,299
Executive Vice
President,          1996   115,000  46,000  N/A  N/A  13,400    N/A   11,696
VNB Senior Credit
Officer             1995    98,000  29,400  N/A  N/A  12,400    N/A    5,961

W. Bruce Fenn       1997  $130,000      $0  N/A  N/A  13,000 sh N/A  $12,404(2)
Executive Vice
President,          1996   120,000  48,000  N/A  N/A  14,000    N/A   13,838(3)
VNB Senior Banking
Officer             1995   111,077  33,000  N/A  N/A  13,800    N/A    7,878(4)


(1) Includes the 50% Company match of the respective employees' 401k contribution and the employees' portion of the Company's contribution to the Employees Profit Sharing Plan.

(2) Includes discounts received on purchase of common stock under the Company's Employee Stock Purchase Plan of $541 for Mr. Hashagen, $89 for Mr. Fenn and $165 for Mr. Soucy.

(3) Includes discounts received on purchase of common stock under the Company's Employee Stock Purchase Plan of $2,597 for Mr. Hashagen, $1,352 for Mr. Fenn and $569 for Mr. Soucy.

(4) Includes discounts received on purchases of common stock under the Company's Employee Stock Purchase Plan of $2,754 for Mr. Hashagen, $1,120 for Mr. Fenn and $452 for Mr. Soucy.



II.  OPTION/SAR GRANTS TABLE
                                         Option/SAR Grants in Last Fiscal Year
                                                   Potential Realizable Value
                                                   at Assumed Annual Rates of
                                                      Stock Price Appreciation
               Individual Grants                          for Option Term (1)
                          % of Total
                         Options/SARs
                   # of   Granted to    Exercise
                Securities Employees    or base
                Underlying in Fiscal     Price  Expiration
Name              Options Granted Year   ($/Sh)   Date      5%($)       10%($)

John D. Hashagen, Jr.   28,000   24.1%   $24.44  8/27/07  $430,365  $1,090,629

Richard O. Madden       14,000   12.1     24.44  8/27/07   215,183     545,315

Robert G. Soucy         14,000   12.1     24.44  8/27/07   215,183     545,315

Louis J. Dunham         13,000   11.2     24.44  8/27/07   199,812     506,364

W. Bruce Fenn           13,000   11.2     24.44  8/27/07   199,812     506,364

(1) The assumed growth rates in price in the Company's stock are not necessarily indicative of actual performance that may be expected.

III. OPTION EXERCISES AND YEAR-END VALUE TABLE

 Aggregated Option Exercises in Last Fiscal Year, and FY-End Option Value

                                         Number of Securities    Value of
                                       Underlying Unexercised   Unexercised
                                       Options at FY-End (#)    In-the-Money
                                                          Options at FY-End ($)
                 Shares Acquired   Value         Exercisable/  Exercisable/ (2)
Name               on Exercise(#)Realized($)(1) Unexercisable  Unexercisable

John D. Hashagen, Jr. 2,000    $23,250    83,600/28,000  $1,318,400/$96,180

Richard O. Madden    13,200   $224,900  36,200/14,000    $552,825/$48,090

Robert G. Soucy       8,000    $72,493  44,200/14,000    $693,075/$48,090

Louis J. Dunham       6,000    $76,943  37,200/13,000    $578,100/$44,655

W. Bruce Fenn        48,800   $654,192      200/13,000     $3,675/$44,655

(1) Represents the difference between the aggregate exercise price and the aggregate market value on the date of the exercise.

(2) Represents the difference between the aggregate exercise price and the aggregate market value as of December 31, 1997.

Performance Graph

    The following graph compares the cumulative total stockholder return (return) of the stockholders of Vermont Financial Services Corp. (VFSC) to the return of the NASDAQ Stock Market U. S. Index (NASDAQ), which is a broad-based market index, and to the return of the NASDAQ Bank Stock Index (NBS), a national peer group index.

Assumes $100 invested on December 31, 1992 in the common stock of VFSC, NASDAQ and NBS

 *  Total return assumes reinvestment of dividends.
 ** Fiscal year ending December 31.

Table of Graph Points in Performance Graph

                       Investment Value at December 31,
           1992      1993      1994       1995      1996       1997
VFSC     $100.00   $112.71   $139.30    $239.06   $253.40    $408.45
NASDAQ    100.00    114.80    112.21     158.7     195.19     239.53
NBS       100.00    114.04    113.63     169.22    223.41     377.44


Deferred Compensation Agreements

     VNB has entered into Executive Deferred Compensation Agreements with certain officers, including Mr. Hashagen and the other executive officers
in the group referred to in the above table.   The agreements provide for
monthly payments for a ten-year period from retirement after age 60 but before age 65, and for a fifteen-year period from retirement after age 65, subject to certain conditions. The conditions include the requirements that the officer refrain from competitive activities, be available for certain advisory and consulting services subsequent to retirement and continue in the employment of
VNB  until retirement.   The agreements also provide for  payments  upon
disability prior to retirement and payments to beneficiaries of the officers
under certain circumstances.   Mr.  Hashagen's agreement provides for payments
in the amount of $1,944.44 per month,  and the agreements of Messrs. Dunham,
Madden,  Soucy and Fenn provide for payments  of $1,388.89 per month.   Vermont
National Bank has purchased life insurance policies on the lives of these officers which, in effect, will provide the funds to make payments to reimburse VNB for payments made under the agreements.

Management Continuity Agreements


     The Company and VNB have entered into agreements with the Company's five executive officers, Messrs. Hashagen, Madden, Soucy, Fenn and Dunham which provide for the payment of certain severance benefits if such officer's employment with the Company or VNB is terminated within thirty-six months
after a change of control of the Company or VNB.   The agreements  provide
for severance payments to Mr. Hashagen equal to 250% of his base salary upon termination after a change of control and for payments to each of the other executive officers equal to 200% of his base salary upon termination after a change of control as defined in the agreements.

     The management continuity agreements do not provide for severance benefits in instances where termination is due to death, disability or retirement. Further, no benefits are payable in instances of termination for cause, or after a change of control if the officer voluntarily terminates his employment with both the Company and VNB, unless such termination is for a "good reason" as defined in the agreements.


    Severance benefits payable in the event of a qualifying termination after a change of control are to be paid in equal consecutive biweekly installments. If severance payments due in the event of termination after a change of control were payable to each of the executive officers on the date of this filing, the aggregate amount of such severance payments would be
$1,730,000.   These severance payments are subject to up to a  50% reduction if the officer works for or participates in the management, operation or control of a commercial or savings bank, or bank holding company, which does business in Vermont, unless such officer's activities are substantially outside Vermont. Additionally, the officer will be entitled to continuation of life, disability, accident and health insurance benefits and a cash adjustment to compensate the executive for the market value of any stock options under the Company's Officers' Non-Qualified Stock Option Plans in excess of their exercise price. The agreements contain each officer's undertaking to remain in the employ of the Company and VNB if a potential change of control occurs until the earlier of six months, retirement (at normal age), disability or the occurrence of a change of control. Similar agreements have been executed by certain other employees of VNB and the Company which provide for severance payments ranging from 100% to 200% of the employee's base salary upon termination after a change in control.


     The management continuity agreements define a "change of control" as (i) the acquisition by a person or group of 25% of the combined voting power of the Company's then outstanding securities; (ii) during any two-year period those persons, who at the beginning of such period were members of the Company's Board of Directors and any new director whose election was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination was previously so approved, cease to constitute a majority of such board; or (iii) the stockholders of the Company approve a merger or consolidation of the Company which would result in such stockholders holding less than 70% of the combined voting power of the surviving entity immediately thereafter, or if such stockholders approve the sale of all or substantially all of the assets of the Company.


     The management continuity agreements do not provide for severance benefits in instances where termination is due to death, disability or retirement. Further, no benefits are payable in instances of termination for cause, defined as (i) the willful and continued failure of the officer to perform his duties and (ii) willful conduct materially injurious to the Company or.


Profit-Sharing Plan

Each employee of VNB and UB, including executive officers, becomes eligible to participate in the Company's Profit-Sharing Plan on January 1 of the Plan year in which he or she completes one full year of continuous service of
1,000 hours or more.   Upon completion of three years of continuous service,
a participant becomes 30% vested, increasing to 40% after four years, 60% after five years, 80% after six years, and fully vested after seven years. Vested participants may elect to receive, in cash, up to 50% of their annual allocation of the Company's contribution to the Profit-Sharing Plan.
Vested  amounts not so received in cash are distributed to participants upon
their  retirement or earlier  upon termination of employment.   During 1997,
the Company made a contribution of approximately $1,000,000 to the Profit-Sharing Plan.


Retirement Plan

The VNB Retirement Plan covers substantially all eligible employees of VNB, including officers, and provides for payment of retirement benefits generally based upon an employee's years of credited service with VNB and his or her salary level, reduced by a portion of the Social Security benefits to which it is estimated the employee will be entitled.


    The following table represents estimated annual benefits upon retirement at age 65 to employees at specified salary levels (based upon the average annual rate of salary during the highest five years within the final ten years of employment) at stated years of service with VNB. The amounts shown are after deduction of estimates for Social Security reductions based on the Social Security law as of January 1, 1998.

Estimated Annual Benefits at Retirement
by Specified Remuneration and
Years of Service Classification

Final Average            Years of Service
Compensation   5         10         15          20       25
$20,000     $1,486     $2,971     $4,457     $5,942    $7,428
 40,000      3,380      6,761     10,141     13,522    16,902
 60,000      5,622     11,244     16,866     22,488    28,110
 80,000      7,990     15,979     23,969     31,958    39,948
100,000     10,390     20,779     31,169     41,558    51,948
120,000     12,790     25,579     38,369     51,158    63,948
140,000     15,190     30,379     45,569     60,758    75,948
160,000     17,590     35,179     52,769     70,358    87,948
180,000 *   19,990     39,979     59,969     79,958    99,948
200,000 *   22,390     44,779     67,169     89,558   111,948
220,000 *   24,790     49,579     74,369     99,158   123,948
240,000 *   27,190     54,379     81,569    108,758   135,948*
260,000 *   29,590     59,179     88,769    118,358   147,948*

 * Under current regulations of the Internal Revenue Code, the maximum annual benefit payable from a defined benefit plan during 1998 is $130,000 payable
as a life annuity for retirements at age 65.   In addition,  the maximum annual
compensation may not exceed $160,000. For those associates who are covered under the Retirement Restoration Plan, amounts above these maximums will be paid under the terms of the Retirement Restoration Plan, up to the amounts shown in the table above.

     The description of the Retirement Plan in this Proxy Statement is intended solely to provide stockholders of the Company with general information
concerning the Plan as it relates to management remuneration.   Under no
circumstances should the description be construed as indicative of the rights of any particular employee, or as conferring any right upon any employee, which rights will in all cases be determined by the appropriate legal documents governing the Plan.


Retirement Restoration Plan

     The Vermont Financial Services Corp. Retirement Restoration Plan was approved by the Board of Directors in November 1996. It provides supplemental retirement for employees whose benefits under the VNB Retirement Plan are subject to limitations set forth in Sections 491(a)(17) and 415 of the Internal Revenue Code. The Plan provides the participating employees with supplemental benefits equal to the retirement benefit that the participating employee's benefit under the VNB Retirement Plan is reduced by the limitations of Sections 401(a)(17) and 415 of the Internal Revenue Code.

Interest of Directors and Officers in Certain Transactions


     Some directors and officers of VNB, UB and the Company and their associates were customers of and had transactions with the Banks and the Company in the ordinary course of business during 1997. Additional transactions may be expected to take place in the ordinary course of business in the future. Some of the Company's directors are directors, officers,
trustees,  or principal security holders  of   corporations or other
organizations which were customers of or had transactions with the Banks in the ordinary course of business during 1997. All outstanding loans and commitments included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility nor present other unfavorable features.

     In addition to banking and financial transactions, the Banks and the Company have had other transactions with, or used products or services  of,  various organizations  of  which directors of the Company are
directors or  officers.   The amounts  involved have in no case been material
in relation to the business of the Banks or the Company, and it is believed that they have not been material in relation to the business of such other organizations or to the individuals concerned. It is expected that the Banks and the Company will continue to have similar transactions with, and use products or services of, such organizations in the future.


INDEPENDENT PUBLIC ACCOUNTANTS


     For several years, the Company employed the accounting firm of Coopers & Lybrand L.L.P. to serve as tax consultants, to prepare annually its federal and state income tax returns, to conduct an annual examination of the Company and to certify its financial statements. The Board of Directors, upon the recommendation of the Audit Committee, appointed KPMG Peat Marwick L.L.P. on April 23, 1997 to perform these services for the Company in 1997.


     During the two years ended December 31, 1996, and the subsequent interim period through April 23, 1997, there were no disagreements with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their audit report for either of such two years. Neither of the audit reports of Coopers & Lybrand L.L.P. on the Company's consolidated financial statements for either of such two years contained any adverse opinion or disclaimer of opinion, nor was either such report qualified or modified in any way as to uncertainty, audit scope or accounting principles, except that an explanatory paragraph regarding the adoption of Statement of Financial Accounting Standards No. 122, "Accounting for Mortgage Servicing Rights", and Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation", was contained in the report for the year ended December 31, 1996.

     Representatives of KPMG Peat Marwick L.L.P. will be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to questions directed to them.

OTHER MATTERS


     The Board of Directors knows of no business which will be presented for consideration at the Meeting other than those items set forth in this Proxy Statement. The enclosed proxy confers upon each person entitled to vote the shares represented thereby discretionary authority to vote such shares in accordance with his or her best judgment with respect to any other matter which may be properly presented for action at the meeting.


SUBMISSION OF STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING


     Stockholders who may desire to submit proposals for the consideration of the Company's stockholders at its Annual Meeting of Stockholders in 1997, scheduled to be held on April 27, 1999, will be required, pursuant to Rule 14a-8 of the Securities and Exchange Commission, to deliver the proposal to the Company on or prior to November 10, 1998.

EXPENSES OF SOLICITATION


     Solicitations of the proxies will be made initially by mail. The proxies may also be solicited personally by telephone or by telegraph by the directors, officers, and other employees of the Company, VNB or UB. The Company will bear the cost of printing, assembling, and mailing this Proxy Statement, the enclosed form of proxy, and the related proxy materials, and other charges and expenses incurred in connection with the solicitation of the stockholders of the Company, including the expenses, charges, and fees of brokers, custodians, nominees, and other fiduciaries who, at the request of the management of the Company, mail material to, or otherwise communicate with, the beneficial owners of the shares of Common Stock of the Company held of record by such brokers, custodians, nominees, or other fiduciaries.



ANNUAL REPORT

     A copy of the Company's Annual Report on Form 10k for the year ending December 31, 1997, as filed with the Securities & Exchange Commission, may be obtained, without charge, by any stockholder of the Company on written request to the Treasurer of the Company, at the address indicated above.


     Your  continued  interest  in  and  support  of  the  Company  is
sincerely appreciated.   Your  management  has  prepared an  interesting  and
informational presentation about the Company's performance, and we urge you to attend the Annual Meeting.
     Please join us for a continental breakfast preceding the meeting at 9:00 a.m.



By Order of the Board of Directors



John D. Hashagen, Jr., President


Brattleboro, Vermont
Dated:  April 20, 1998

VERMONT FINANCIAL SERVICES CORP.
Proxy Solicited on Behalf of Board of Directors

     The undersigned hereby appoints John D. Hashagen, Jr., Anthony F. Abatiell and Richard O. Madden, and each of them, attorneys and proxies with full power of substitution in each, to vote all of the stock of Vermont Financial
Services Corp. (the "Company") which the undersigned is/are entitled to vote at the Annual Meeting of Stockholders of the Company to be held at The Quality Inn and Suites, Brattleboro, VT, on June 11, 1998 at 10:00 a.m. and at any and all adjournments thereof. All powers may be exercised by a majority of said proxyholders or substitutes voting or acting, or if only one votes and acts, by that one. Receipt of the Company's Proxy Statement dated April 20, 1998
(the "Proxy Statement") is acknowledged.
      If not revoked, this Proxy shall be voted, unless authority specifically to the contrary is provided, as specified below, and as to any other business which may legally come before the meeting, in accordance with the recommendation of the Board of Directors. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" ITEMS #1 AND #2.

 1.   Proposal to elect Class II Directors

      ___ FOR ALL NOMINEES BELOW  ___ WITHHOLD AUTHORITY TO VOTE FOR ALL
                                      NOMINEES BELOW

      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
      STRIKE A LINE THROUGH HIS NAME ON THE LIST BELOW.
      Nominees:

      Allyn W. Coombs, Philip M. Drumheller, John K. Dwight, Stephan A. Morse

2. To ratify and approve the Vermont Financial Services Corp. 1994 Amended and Restated Stock Option Plan.

      ___ FOR ___ AGAINST ___ ABSTAIN

3. To act on whatever other business may properly be brought before the Meeting or any adjournment thereof.

 (over)

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE "FOR" ITEM #1 AND #2 ON THE REVERSE.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.
Date: _________________________________________

Signature(s) _________________________________________

             _________________________________________

             _________________________________________
             Please sign here exactly as name(s) appear (s) on the left. When signing as attorney, executor, administrator, trustee, guardian, or in any other fiduciary capacity, give full title. If more than one person acts as trustee, all should sign
             ALL JOINT OWNERS MUST SIGN.

 ___ I/We plan to attend the Annual Meeting: ___ Number

PLEASE MARK (ON REVERSE SIDE), SIGN AND DATE, AND MAIL IN THE ENCLOSED POSTAGE PAID ENVELOPE


VERMONT FINANCIAL SERVICES CORP.

AMENDED AND RESTATED 1994 STOCK OPTION PLAN

VERMONT FINANCIAL SERVICES CORP.

1994 STOCK OPTION PLAN

TABLE OF CONTENTS

Page 1. PURPOSE   1

     2. ADMINISTRATION OF THE PLAN   1

     3. STOCK SUBJECT TO THE PLAN    2

     4. AUTHORITY TO GRANT OPTIONS   2

     5. WRITTEN OPTION AGREEMENT     3

     6. ELIGIBILITY   3

     7. OPTION PRICE   3

     8. DURATION OF OPTIONS   4

     9. RESTRICTIONS ON EXERCISE OF OPTIONS   4

    10. EXERCISE OF OPTIONS   4

    11. TRANSFERABILITY OF OPTIONS   6

    12. TERMINATION OF EMPLOYMENT OR INVOLVEMENT
        OF OPTIONEE WITH THE COMPANY   6

    13. SPECIAL BONUS GRANTS   7

    14. REQUIREMENTS OF LAW, ETC.   7

    15. LEGEND ON CERTIFICATES   8

    16. NO RIGHTS AS STOCKHOLDER   8

    17. EMPLOYMENT OBLIGATION   8

    18. FORFEITURE AS A RESULT OF TERMINATION FOR CAUSE   8

    19. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE  9

    20. AMENDMENT OR TERMINATION OF PLAN  11

    21. CERTAIN RIGHTS OF THE COMPANY  12

    22. TAX WITHHOLDING  13

    23. EFFECTIVE DATE AND DURATION OF THE PLAN  14



VERMONT FINANCIAL SERVICES CORP.

AMENDED AND RESTATED 1994 STOCK OPTION PLAN



1. PURPOSE

    The purpose of this Amended and Restated 1994 Stock Option Plan (the "Plan") is to encourage directors, officers and other key employees of Vermont Financial Services Corp. (the "Company") and its Subsidiaries (as hereinafter defined) to continue their association with the Company and its Subsidiaries, by providing opportunities for such persons to participate in the ownership of the Company and in its future growth through the granting of stock options
(the "Options") which may be options designed to qualify as incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended [the "Code"]) (an "ISO"), or options not intended to qualify for any special tax treatment under the Code (a "NQO"). The term "Subsidiary" as used in the Plan means a corporation or other business organization of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent (50%) or more of the total combined voting power of all classes of stock.

2. ADMINISTRATION OF THE PLAN

   The Plan shall be administered by a committee (the "Committee") consisting of those directors of the Company who shall at any time and from time to time be serving as members of the Compensation Committee of the Board of Directors (the "Board"). For so long as Section 16 of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), is applicable to the Company, each member of the Committee shall be a "non-employee director" or the equivalent within the meaning of Rule 16b-3 under the Exchange Act, and, for so long as Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), is applicable to the Company, an "outside director" within the meaning of Section 162 of the Code and the regulations thereunder. The Committee shall select those persons to receive Awards under the Plan and determine the terms and conditions of all Awards. The
Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and acts of the Committee at which a quorum is present, or acts consented to or approved in writing by all of the members of the Committee, shall be the valid acts of the Committee.


    The Committee shall have the sole authority, in its absolute discretion, to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, and to interpret the Plan, the rules and regulations, and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All questions of interpretation and application of such rules and regulations shall be subject to the determination of the Committee, which shall be final and binding. The Plan shall be administered in such a manner as to permit those Options granted hereunder and specially designated under Section 4 as such to qualify as incentive stock options as described in Section 422 of the Code.

 3.  STOCK SUBJECT TO THE PLAN

     The total number of shares of stock which may be subject to Options issued under the Plan shall be 550,000 shares of the Company's Common Stock, $1.00 par value per share ("Stock"), from either authorized but unissued shares or treasury shares; provided that the number of shares stated in this
Section 3 shall be subject to adjustment in accordance with the provisions of Section 19. If any outstanding Option shall expire for any reason or shall terminate by reason of the death or severance of employment of the Optionee, the surrender of any such Option, or any other cause, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an option under the Plan.

4.  AUTHORITY TO GRANT OPTIONS

    The Committee may determine, from time to time, which key employees of the Company or any Subsidiary or other persons shall be granted Options under the Plan, the terms of the Options (including without limitation whether an Option shall be an ISO or a NQO) and the number of shares which may be purchased under the Option provided, however, that if an individual to whom a grant has been made fails to execute and deliver to the Committee an Option Agreement, within ten (10) days after it is submitted to him, the Option granted under the agreement shall be voidable by the Company at its election, without further notice to the Optionee. Without limiting the generality of the foregoing, the Committee may from time to time grant:
(a) to such eligible employees as it shall determine, an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan, which Option or Options will to the extent so designated at the time of grant constitute an ISO; and (b) to such eligible directors, employees or other persons as it shall determine an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan, which Option or Options shall constitute a NQO. The Committee shall, from time to time, report to the Board the names of employees or other persons to whom Options are granted, the type of Options granted, the number of shares covered by each Option and the terms and conditions of each such Option. No Optionee may be granted Options under the Plan with respect to more than 150,000 shares of Stock. Subject only to any applicable limitations set forth elsewhere in the Plan, the number of shares of Stock to be covered by any Option shall be as determined by the Committee.


5.  WRITTEN OPTION AGREEMENT

    Each Option granted hereunder shall be embodied in an option agreement
(the "Option Agreement") substantially in the form of Exhibit 1, which shall be signed by the Optionee and by the Chairman of the Board, the President, the Chief Operating Officer, or the Chief Financial Officer of the Company for and in the name and on behalf of the Company. An Option Agreement pertaining to an ISO shall contain the restriction on exercisability set forth in Section 9 and any Option Agreement for any Option, whether ISO or NQO, may contain such other provisions not inconsistent with the Plan as the Committee in its sole and absolute discretion shall approve.

6.  ELIGIBILITY

    The individuals who shall be eligible for grant of Options under the Plan shall be key employees, officers (including officers who may be members of the Board), and directors who are not employees. The President and the five Executive Vice Presidents shall be among the key employees eligible for such grants. ISOs shall not be granted to any individual who is not an employee of the Company or a Subsidiary. An employee, director or other person to whom an Option has been granted under this Plan, and any successor to such person who may be eligible to exercise such Option following the death of the employee, is hereinafter referred to as an "Optionee."

7.  OPTION PRICE

    The price at which shares of Stock may be purchased pursuant to an Option shall be specified by the Committee at the time the Option is granted, but shall in no event be less than one hundred percent (100%) of the fair market value of the Stock on the date the Option is granted. In the case of an employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, the price at which shares of Stock may be so purchased pursuant to an ISO shall be not less than one hundred and ten percent (110%) of the fair market value of the Stock on the date the ISO is granted.

    For purposes of the Plan, the "fair market value" of a share of Stock on any date specified herein shall mean the last reported sales price, regular way, or, in the event that no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case as reported on the NASDAQ National Market System.

8.  DURATION OF OPTIONS


    The duration of any Option shall be specified by the Committee in the Option Agreement, but no Option shall be exercisable after the expiration of ten (10) years. In the case of any employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, no ISO shall be exercisable after the expiration of five (5) years from the date such Option is granted. The Committee, in its sole and absolute discretion, may extend any Option theretofore granted subject to the aforesaid limits and may provide that an Option shall be exercisable during its entire duration or during any lesser period of time.

9.  RESTRICTIONS ON EXERCISE OF OPTIONS

    Notwithstanding any other provision of the Plan, the aggregate fair market value (determined as of the time the Option is granted) of the Stock with respect to which ISOs may be exercisable for the first time by an Optionee during any calendar year (under the Plan or any other incentive stock option plan(s) of the Company or any Subsidiary) shall not exceed $100,000. Subject to the foregoing, each Option may be exercised so long as it is valid and outstanding from time to time, in part or as a whole, in such manner and subject to such conditions as the Committee, in its sole and absolute discretion, may provide in the Option Agreement.

10.  EXERCISE OF OPTIONS

     Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by payment of the option price of such shares, which payment shall be made, subject to the alternative provisions of this Section, in cash or by such cash equivalents, payable to the order of the Company in an amount in United States dollars equal to the option price of such shares, as the Committee in its sole and absolute discretion shall consider acceptable. Such notice shall be delivered in person to the Treasurer of the Company or shall be sent by registered mail, return receipt requested, to the Treasurer of the Company, in which case delivery shall be deemed made on the date such notice is deposited in the mail.

    Options may also be exercised by means of a "cashless exercise" procedure in which a broker (i) transmits the option price to the Company in cash or acceptable cash equivalents, either (1) against the Optionee's notice of exercise and the Company's confirmation that it will deliver to the broker stock certificates issued in the name of the broker for at least that number of shares having the fair market value equal to the option price, or (2) as the proceeds of a margin loan to the Optionee; or (ii) agrees to pay the option price to the Company in cash or acceptable cash equivalents upon the broker's receipt from the Company of stock certificates issued in the name of the broker for at least that number of shares having fair market value equal to the option price. The Optionee's written notice of exercise of an option pursuant to a "cashless exercise" procedure must include the name and address of the broker involved, a clear description of the procedure, and such other information or undertaking by the broker as the Board shall reasonably require.

     Alternatively, payment of the option price may be made, in whole or in part, in shares of Stock owned by the Optionee; provided, however, that the Optionee may not make payment in shares of Stock that he acquired upon the earlier exercise of any ISO (or other "incentive stock option"), unless and until he has held the shares until at least two (2) years after the date the ISO (or such other incentive stock option) was granted and at least one (1) year after the date the ISO (or such other incentive stock option) was exercised. If payment is made in whole or in part in shares of Stock, then the Optionee shall deliver to the Company in payment of the option price of the shares in respect of which such Option is exercised (a) certificates registered in the name of such Optionee representing a number of shares of Stock legally and beneficially owned by such Optionee, fully vested and free of all liens, claims and encumbrances of every kind, and having a fair market value on the date of delivery of such notice equal to the option price of the shares of Stock with respect to which such Option is to be exercised, such certificates to be duly endorsed or accompanied by stock powers duly endorsed in blank by the record holder of the shares of Stock represented by such certificates; and (b) if the option price of the shares in respect of which such Option is to be exercised exceeds such fair market value, cash or such cash equivalents payable to the order to the Company, in an amount in United States dollars equal to the amount of such excess, as the Committee in its sole and absolute discretion shall consider acceptable. Notwithstanding the foregoing provisions of this Section, the Committee, in its sole and absolute discretion, may refuse to accept shares of Stock in payment of the option price of the shares of Stock with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock which were delivered to the Company with such written notice shall be returned to such Optionee together with notice by the Company to such Optionee of the refusal of the Committee to accept such shares of Stock.

     As promptly as practicable after the receipt by the Company of (a) written notice from the Optionee setting forth the number of shares of Stock with respect to which such Option is to be exercised and (b) payment of the option price of such shares in the form required by the foregoing provisions of this Section, the Company shall, subject to the provisions of Section 16 hereof, cause to be delivered to such Optionee certificates representing the number of shares with respect to which such Option has been so exercised.

11.  TRANSFERABILITY OF OPTIONS


     Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable during his or her lifetime only by the Optionee, provided, however, that the Committee may, in its discretion, authorize all or a portion of the options to be granted to an Optionee to be on terms which permit transfer, subject to the Committee's approval, by such Optionee to (i) the spouse, children or grandchildren of the Optionee ("Immediate Family Members"),
(ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, (y) the Option Agreement pursuant to which such options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred options shall be prohibited except those in accordance with this Section. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, including the termination provisions thereof, as if the Optionee had continued to be the holder thereof.


12. TERMINATION OF EMPLOYMENT OR INVOLVEMENT OF OPTIONEE WITH THE COMPANY

    For purposes of this Section, employment by or involvement with (in the case of an Optionee who is not an employee) a Subsidiary shall be considered employment by or involvement with the Company. Unless otherwise set forth in the Option Agreement, after the Optionee's termination of employment with the Company, including his retirement in good standing from the employ of the Company for reasons of age under the then established rules of the Company, the Option shall terminate on the earlier of the date of its expiration or three (3) months after the date of such termination or retirement. If the holder of an Option dies before the date of expiration of such Option and while in the employ of the Company or during the three (3) month period described in the preceding sentence, or in the event of the retirement of the Optionee for reasons of disability (within the meaning of Section 22(e)(3) of the Code), such Option shall terminate on the earlier of such date of expiration or one (l) year following the date of such death or disability retirement. After the death of the Optionee, his or her executors, administrators or any persons to whom his or her Option may be transferred by will or by the laws of descent and distribution shall have the right at any time prior to such termination to exercise the Option to the extent to which the Optionee was entitled to exercise the Option on the date of his or her death.

     Authorized leave of absence or absence on military or government service shall not constitute severance of the employment relationship between the Company and the Optionee for purposes of the Plan, provided that either (a) such absence is for a period of no more than ninety (90) days or (b) the Employee's right to re-employment after such absence is guaranteed either by statute or by contract.

    For Optionees who are not employees of the Company, options shall be exercisable for such periods following the termination of the Optionee's involvement with the Company as may be set forth in the specific written option agreement with the Optionee.



13.  SPECIAL BONUS GRANTS

     In its discretion, the Committee may grant in connection with any NQO a special bonus in an amount not to exceed the combined federal, state and local income tax liability incurred by the Optionee as a consequence of his acquisition of Stock pursuant to the exercise of the NQO. Any such special bonus shall be payable solely to federal, state and local taxing authorities for the benefit of the Optionee at such time or times as withholding payments of income tax may be required. In the event that an NQO with respect to which a special bonus has been granted becomes exercisable by the personal representative of the estate of the Optionee, the bonus shall be payable to or for the benefit of the estate in the same manner and to the same extent as it would have been payable for the benefit of the Optionee had he survived to the date of exercise. A special bonus may be granted simultaneously with a related NQO or separately with respect to an outstanding NQO or granted at an earlier date.

14. REQUIREMENTS OF LAW, ETC.

    The Company shall not be required to transfer any Stock or to sell or issue any shares upon the exercise of any Option if the transfer, sale or issuance of such shares may result in a violation by the Optionee or the Company of any provisions of any law, statute or regulation of any governmental authority. Without limiting the generality of the foregoing, in connection with the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities or "blue sky" law (a "Blue Sky Law"), upon the proposed transfer of Stock or the proposed exercise of any Option the Company shall not be required to transfer or issue shares unless the Board has received evidence or advice satisfactory to it to the effect that such transfer or issuance of shares is pursuant to a registration statement in effect under the Securities Act and applicable Blue Sky Laws or otherwise is subject to an exemption from such registration. Any determination in this connection by the Board shall be conclusive. The Company shall not be obligated to take any other affirmative action in order to cause the transfer of Stock or the exercise of an Option to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable Blue Sky Law.

    Notwithstanding any other provision of the Plan to the contrary, the Company may refuse to permit transfer of shares of Stock if in the opinion of its legal counsel such transfer may violate federal or state securities laws or subject the Company to liability thereunder. Any sale, assignment, transfer, pledge or other disposition of shares of Stock received upon a grant of stock hereunder or the exercise of any Option (or any other shares or securities derived therefrom) which is not in accordance with the provisions of this Section shall be void and of no effect and shall not be recognized by the Company.


15. LEGEND ON CERTIFICATES

    The Committee may cause any certificate representing shares of Stock acquired upon exercise of an Option (and any other shares or securities derived therefrom) to bear a legend to the effect that the securities represented by such certificate have not been registered under the Securities Act or any applicable Blue Sky Law, and may not be sold, assigned, transferred, pledged or otherwise disposed of except in accordance with the Plan and applicable agreements binding the holder and the Company or any of its stockholders.

16.  NO RIGHTS AS STOCKHOLDER

     No Optionee shall have any rights as a stockholder with respect to shares until the date of issuance of a stock certificate for such shares; except as otherwise provided in Section 19, no adjustment for dividends or otherwise shall be made if the record date therefor is prior to the date of issuance of such certificate.


17.  EMPLOYMENT OBLIGATION

     The granting of any Option shall not impose upon the Company or any Subsidiary any obligation to employ or continue to employ any Optionee, or to engage or retain the services of any person, and the right of the Company or any Subsidiary to terminate the employment or services of any person shall not be diminished or affected by reason of the fact that an Option has been granted to him or her. The existence of any Option shall not be taken into account in determining any damages relating to termination of employment or services for any reason.

18.  FORFEITURE AS A RESULT OF TERMINATION FOR CAUSE

     Any Option Agreement may, in the Committee's discretion, include a provision substantially in the form of Clause I below or with such changes or alternative provisions and for such period of time, as the Committee may determine to be appropriate in the circumstances:

I. Notwithstanding any provision of the Plan to the contrary, if the Committee determines, after full consideration of the facts presented on behalf of the Company and an Optionee, that (a) the Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or dishonesty in the course of his or her employment by or involvement with the Company or a Subsidiary, which damaged the Company or a Subsidiary, or has made unauthorized disclosure of trade secrets or other proprietary information of the Company or a Subsidiary or of a third party who has entrusted such information to the Company or a Subsidiary, or (b) the Optionee's employment or involvement was otherwise terminated for "cause," as defined in any employment agreement with the Optionee, if applicable, or if there is no such agreement, as determined by the Committee, which may determine that "cause" includes among other matters the failure or inability of the Optionee to perform and carry out his or her assigned duties and responsibilities diligently and in a manner satisfactory to the Committee, then, in the Committee's discretion, the Optionee's right to exercise an Option shall terminate as of the date of such act (in the case of (a)) or such termination (in the case of (b)) and the Optionee shall forfeit all unexercised Options. If an Optionee whose behavior the Company asserts falls within the provisions of (a) or (b) above has exercised or attempts to exercise an Option prior to a decision of the Committee, the Company shall not be required to recognize such exercise until the Committee has made its decision and, in the event any exercise shall have taken place, it shall be of no force and effect (and void ab initio) if the Committee makes an adverse determination; provided, however, if the Committee finds in favor of the Optionee then the Optionee will be deemed to have exercised such Option retroactively as of the date he or she originally gave written notice of his or her attempt to exercise or actual exercise, as the case may be. The decision of the Committee as to the cause of an Optionee's discharge and the damage done to the Company or a Subsidiary and whether or not the Optionee's Option shall be forfeited, shall be final, binding and conclusive. No decision of the Committee, however, shall affect in any manner the finality of the discharge of such Optionee by the Company or a Subsidiary.

19.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE

     The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company or any issue of bonds, debentures, preferred or preference stock or Stock or other common stock, whether or not convertible into Stock or other securities or ranking prior to Stock or affecting the rights thereof, or warrants, rights or options to acquire the same, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.


    The number of shares of Stock subject to the Plan (less the number of shares theretofore delivered or paid in respect of the exercise of Options) and the number of shares of Stock covered by any outstanding Option and the price per share payable upon or in respect of exercise thereof (provided that in no event shall the option price be less than the par value of such shares) shall be proportionately and appropriately adjusted for any increase or decrease in the number of issued and outstanding shares of Stock resulting from any subdivision, split, combination or consolidation of shares of Stock or the payment of a dividend in shares of Stock or other securities of the Company on the Stock. The decision of the Board as to the adjustment, if any, required by the provisions of this Section shall be final, binding and conclusive.

    If the Company merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the Optionees will be entitled to acquire shares of Stock of the reincorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such reincorporation involves a change in the number of shares or the capitalization of the Company, in which case proportional adjustments shall be made as provided above) and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the reincorporated Company.

    Except as otherwise provided in the preceding paragraph, if while unexercised Options remain outstanding under the Plan the Company merges or consolidates with one or more corporations (whether or not the Company is the surviving corporation), or is liquidated or sells or otherwise disposes of substantially all of its assets to another entity, then, except as otherwise specifically provided to the contrary in an Optionee's Option Agreement, the Committee, in its discretion, shall amend the terms of all outstanding Options so that either:

(i) after the effective date of such merger, consolidation, sale as the case may be, (each such event, a "Reorganization Transaction") each Optionee shall be entitled, upon exercise of an Option, to receive in lieu of shares of Stock the number and class of shares of such stock or other securities to which he would have been entitled pursuant to the terms of the Reorganization Transaction if he had been the holder of record of the number of shares of Stock as to which the Option is being exercised, or shall be entitled to receive from the successor entity a new stock option or stock appreciation right of comparable value; or

(ii) all outstanding Options shall be canceled as of the effective date of any such liquidation or Reorganization Transaction provided that each Optionee shall have the right to exercise his Option according to its terms during the period of twenty (20) days ending on the day preceding the effective date of such liquidation or Reorganization Transaction; and in addition to the foregoing, the Committee may in its discretion amend the terms of an Option by canceling some or all of the restrictions on its exercise, to permit its exercise pursuant to this paragraph (ii) to a greater extent than that permitted on its existing terms; or

(iii) all outstanding Options shall be canceled as of the effective date of any such liquidation or Reorganization Transaction in exchange for consideration in cash or in kind, which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the Optionee would have received had the Option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise had been made prior to such liquidation or Reorganization Transaction, less the option price therefor. Upon receipt of such consideration by the Optionee, his or her Option shall immediately terminate and be of no further force and effect. The value of the stock or other securities the Optionee would have received if the Option had been exercised shall be determined in good faith by the Committee, and in the case of shares of the Stock of the Company, in accordance with the provisions of Section 7.


Except as expressly provided herein, the issue by the Company of shares of Stock or other securities of any class or series or securities convertible into or exchangeable or exercisable for shares of Stock or other securities of any class or series for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into shares of Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

20.  AMENDMENT OR TERMINATION OF PLAN


     The Board may, in its sole and absolute discretion, modify, revise or terminate the Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of Stock, the Board may not (a) materially increase the benefits accruing to Optionees or grantees under the Plan or make any "modifications" as that term is defined under Section 424(h)(3) (or its successor) of the Code if such increase in benefits or modifications would adversely affect (i) the availability to the Plan of the protections of
Section 16(b) of the Exchange Act, if applicable to the Company, or (ii) the qualification of the Plan or any Options for "incentive stock option" treatment under Section 422 of the Code; (b) change the aggregate number of shares of Stock which may be issued under Options pursuant to the provisions of the Plan, except as provided in Section 19; (c) reduce the option price at which ISOs may be granted to an amount less than the minimum amount refined by Section 7; or (d) change the class of persons eligible to receive ISOs. Notwithstanding the preceding sentence, the Board shall in all events have the power and authority to make such changes in the Plan and in the regulations and administrative provisions hereunder or in any outstanding Option as, in the opinion of counsel for the Company, may be necessary or appropriate from time to time to enable any Option granted pursuant to the Plan to qualify as an incentive stock option or such other form of stock option as may be defined under the Code, as amended from time to time, so as to receive preferential federal income tax treatment.

21.  CERTAIN RIGHTS OF THE COMPANY

     (a) Any Stock Option Agreement may, in the Committee's discretion, include a provision substantially in the form of Clause I below or with such changes or alternative provisions and for such period of time as the Committee may determine to be appropriate in the circumstances:

 I. Voluntary or Involuntary Transfers of Stock. Shares of Stock acquired by an Optionee pursuant to the Plan (or other shares or securities derived therefrom) shall not be voluntarily transferred by the Optionee without the prior written consent of the committee, which consent may be withheld or conditioned as the Committee, in its sole and absolute discretion, may determine. If such shares of Stock (or other shares or securities derived therefrom) are subject to an involuntary transfer, including by reason of death, a divorce settlement or judicial proceeding, the Company shall have the right to repurchase all or any such shares (including any shares or other securities of the Company derived therefrom) at a price equal to the Repurchase Price at the time of the involuntary transfer event. The Company may exercise its repurchase right no later than one hundred eighty (180) days following the later of (a) the date of such involuntary transfer of such shares of Stock, and (b) the Committee's receipt of written notice of the occurrence of such transfer event. Any such shares of Stock (or other shares or securities) as to which the Company does not exercise its repurchase rights within such period shall thereafter be free of the restrictions of this Section.


     Termination of Employment or Involvement. If an Optionee's employment by or involvement with the Company (including, for this purpose, any Subsidiary) shall terminate for any reason other than the Optionee's death or a Justifiable Termination (as defined below) or the Optionee's retirement for reasons of age or disability in accordance with the then policy of the Company, the Company shall have the right to repurchase all or any of such shares of Stock (or other shares or securities derived therefrom) at a price equal to the Repurchase Price at the time of such repurchase. In addition, if at the time of such termination the Optionee holds an Option granted under the Plan which is by its terms exercisable after such termination, the Company shall have the right to repurchase all or any part of the shares of Stock (or other shares or securities derived therefrom) acquired pursuant to the exercise of such Option, at the Repurchase Price. In the case of a termination on account of any circumstance listed in Clause I of Section 18(a) or (b) (a "Justifiable Termination"), the Company shall have the right to repurchase all or any of such shares of Stock (or other shares or securities derived therefrom) at the lesser of (i) the Option exercise price per share or (ii) the Repurchase Price. The Company's right to repurchase shares of Stock (or other shares or securities) may be exercised at any time during the period beginning on the date of the Optionee's termination of employment or involvement and ending ninety (90) days after the later of
(a) the date of such termination and (b) the date on which shares of Stock
(or other shares or securities) subject to the repurchase rights of this Clause I of Section 21(a) are acquired by the Optionee. Any such shares of Stock (or other shares or securities) as to which the Company does not exercise its repurchase rights within such period shall thereafter be free of the restrictions of this Clause I.

Repurchase Price. As used herein the term "Repurchase Price" shall mean the fair market value of a share of Stock (or other shares or securities) as determined in accordance with the provisions of Section 7, except that in making its determination of fair market value of a share of Stock (or other shares and securities) the Committee shall be entitled to take into account that the shares of Stock (or other shares and securities) may be illiquid, may be subject to restrictions on transfer or may constitute a minority interest in the Company.

(b) The Committee may, in its sole and absolute discretion, also require a key employee, as a condition to receiving any option, to enter into a noncompetition agreement and/or nondisclosure agreement in such form as the Committee may, from time to time in its sole and absolute discretion, determine.

22. TAX WITHHOLDING

    To the extent required by law the Company shall withhold income and other taxes with respect to any income recognized by an Optionee or other person relating to any Options granted under this Plan. It shall be a condition to the Optionee's receipt of any Options that the Optionee acknowledges and agrees to the Company's withholding of taxes and further that if the amount of any consideration payable to the Optionee is insufficient to pay such taxes, upon the request of the Company the Optionee shall pay to the Company an amount sufficient for the Company to satisfy tax withholding requirements.


     Without limiting the foregoing, the Committee may in its discretion permit any withholding obligation to be paid in whole or in part in the form of Stock, by withholding from the shares to be issued upon exercise of an NQO or by accepting delivery from the Optionee of shares already owned by the Optionee in connection with withholding in respect of exercise of an NQO. The fair market value of the shares for such purposes shall be determined exclusively by the Committee. However, an Optionee may not make any such payment of withholding taxes in the form of shares of Stock previously acquired by him pursuant to the exercise of any ISO unless and until such shares shall have been held by him for at least two (2) years from the date such option was granted and at least one (1) year from the date the option was exercised. If payment of withholding taxes is made in whole or in part in shares of Stock already owned by the Optionee, then the Optionee shall deliver to the Company certificates registered in the name of the Optionee representing shares of Stock legally and beneficially owned by such Optionee, fully vested and free of all liens, claims and encumbrances of every kind, such certificates to be duly endorsed or accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates.

23.  EFFECTIVE DATE AND DURATION OF THE PLAN

     This Amended and Restated 1994 Plan shall become effective and shall be deemed to have been adopted on August 13, 1997, subject only to ratification by the holders of a majority of the outstanding shares of capital stock entitled to vote thereon (voting as a single class) within twelve (12) months after such date. Unless the Plan shall have terminated earlier, the Plan shall terminate on the tenth (10th) anniversary of its effective date, and no Option shall be granted or awarded pursuant to the Plan after the day preceding the tenth (10th) anniversary of its effective date.

Exhibit 1 to Amended and Restatedm 1994 Stock Option Plan
Form of Stock Option Agreement


Vermont Financial Services Corp.

Stock Option Agreement


Specific Terms of the Option

Subject to the terms and conditions hereinafter set forth and the terms and conditions of the Vermont Financial Services Corp. Amended and Restated 1994 Stock Option Plan (the "Plan"), Vermont Financial Services Corp., a Delaware corporation (the "Company", which term shall include, unless the context otherwise clearly requires, all Subsidiaries [as defined in the Plan] of the Company) hereby grants the following option (the "Option") to purchase Common Stock, par value, $___ per share (the "Stock") of the Company:

1. Name of Person to Whom the Option is granted (the "Optionee"):
   __________________________.

2. Date of Grant of Option:   _______________.

3. An Option for _______ shares of Stock.

4. Option Exercise Price (per share):  $     .

5. Term of Option: Subject to Section 9 below, this Option expires at 5:00 p.m. Eastern Time on _________.

6. Exercise Schedule:   Provided that on the dates set forth below the
   Optionee is still employed by the Company the Option will become exercisable as follows and as provided in Section 9 below:

 Date                    Number of Shares   Cumulative Number

 ____________________    ________________   ________________
 ____________________    ________________   ________________
 ____________________    ________________   ________________
 ____________________    ________________   ________________
 ____________________    ________________   ________________
 ____________________    ________________   ________________


Vermont Financial Services Corp. The undersigned hereby accepts the grant of the Option on all the terms set forth herein and in the Plan

By:__________________________ X_______________________
Title:____________________  (Signature of Optionee)
Date:___________________

Optionee's Address:

 ________________________
 ________________________

OTHER TERMS OF THE OPTION

WHEREAS, the Compensation Committee (the "Committee") of the Board of Directors of the Company has authorized the grant of this stock option pursuant and subject to the terms of the Plan, a copy of which is the Optionee acknowledges has been delivered to the Optionee and is hereby incorporated herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Company and the Optionee, intending to be legally bound, covenant and agree as set forth on the first page hereof and as follows:

1I Grant. Pursuant and subject to the Plan, the Company does hereby grant to the Optionee a stock option (the "Option") to purchase from the Company the number of shares of Stock set forth in Section 3 on the first page hereof upon the terms and conditions set forth in the Plan and upon the additional terms and conditions contained herein. This Option is a [incentive] [nonqualified] stock option and [is] [is not] intended to qualify for special federal income tax treatment as an "incentive stock option" pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2I Option Price. This Option may be exercised at the option price per share of Stock set forth in Section 4 on the first page hereof, subject to adjustment as provided herein and in the Plan.


3I Term and Exercisability of Option. This Option shall expire on the date determined pursuant to Section 5 on first page hereof and shall be exercisable prior to that date in accordance with and subject to the conditions set forth in the Plan and those conditions, if any, set forth in
Section 6 on first page hereof. If before this Option has been exercised in full, the Optionee ceases to be employed by the Company for any reason other than a termination for a reason specified in Section 18 of the Plan, the Optionee may exercise this Option to the extent that he or she might have exercised it on the date of termination of his or her employment, but only during the period ending on the earlier of (x) the date on which the Option expires in accordance with Section 5 of this Agreement or (y) three (3) months after the date of termination of the Optionee's employment with the Company. If the Optionee dies before the date of expiration of this Option and while in the employ of the Company or during the three month period described in the preceding sentence, or in the event of the retirement of the Optionee for reasons of disability (within the meaning of Code \'a7 22(e)(3)), the Option shall terminate on the earlier of such date of expiration or one year following the date of such death or disability retirement. If the Optionee dies before this Option has been exercised in full, the personal representative of the Optionee may exercise this Option as set forth in the preceding sentence.

4I
Method of Exercise. To the extent that the right to purchase shares of Stock has accrued hereunder, this Option may be exercised from time to time by written notice to the Company substantially in the form attached hereto as Exhibit A, stating the number of shares with respect to which this Option is being exercised, and accompanied by payment in full of the option price for the number of shares to be delivered, by means of payment acceptable to the Company in accordance with Section 10 of the Plan.


    As soon as practicable after its receipt of such notice, the Company shall, without transfer or issue tax to the Optionee (or other person entitled to exercise this Option), deliver to the Optionee (or other person entitled to exercise this Option), at the principal executive offices of the Company or such other place as shall be mutually acceptable, a certificate or certificates for such shares out of theretofore authorized but unissued shares or reacquired shares of its Stock as the Company may elect; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to determine whether the exercise of the Option and issuance of the shares will comply with any applicable requirements of law, including the securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws, and further, provided, that the exercise of the Option and issuance of the shares must be either pursuant to a registration statement under the Securities Act and applicable state securities laws or otherwise is subject to an exemption from registration under the Securities Act and applicable Blue Sky Laws.



    Payment of the option price may be made in cash or cash equivalents, or, in accordance with the terms and conditions of Section 10 of the Plan, (a) in whole or in part in shares of Common Stock of the Company, or (b) by means of the "cashless exercise" procedure described in Section 10 of the Plan. If the Optionee (or other person entitled to exercise this Option) fails to pay for and accept delivery of all of the shares specified in such notice upon tender of delivery thereof, his or her right to exercise this Option with respect to such shares not paid for may be terminated by the Company.

5I Nonassignability of Option Rights. Unless expressly set forth herein in accordance with Section 11 of the Plan, this Option shall not be assignable or transferable by the Optionee except by will or by the laws of descent and distribution, and during the life of the Optionee, this Option shall be exercisable only by him or her.

6I Compliance with Securities Act. The Company shall not be obligated to sell or issue any shares of Stock or other securities pursuant to the exercise of this Option unless the shares of Stock or other securities with respect to which this Option is being exercised are at that time effectively registered or exempt from registration under the Securities Act and applicable state securities laws. In the event shares or other securities shall be issued which shall not be so registered, the Optionee hereby represents, warrants and agrees that he or she will receive such shares or other securities for investment and not with a view to their resale or distribution, and will execute an appropriate investment letter satisfactory to the Company and its counsel.

7I Legends. The Optionee hereby acknowledges that the stock certificate or certificates evidencing shares of Stock or other securities issued pursuant to any exercise of this Option will bear a legend setting forth the restrictions on their transferability described in Section 12 hereof, in Section 15 of the Plan, and under any applicable agreements between the Optionee and the Company or any of its stockholders.

8I Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any shares of Stock or other securities covered by this Option until the date of issuance of a certificate to him or her for such shares or other securities. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.


9I Withholding Taxes. The Optionee hereby agrees, as a condition to any exercise of this Option, to provide to the Company an amount sufficient to satisfy its obligation to withhold certain federal, state and local taxes arising by reason of such exercise (the "Withholding Amount") by (a) authorizing the Company to withhold the Withholding Amount from his or her cash compensation, or (b) remitting the Withholding Amount to the Company in cash; provided, however, that to the extent that the Withholding Amount is not provided by one or a combination of such methods, the Company in its sole and absolute discretion may refuse to issue such shares of Stock or may withhold from the shares of Stock delivered upon exercise of this Option that number of shares having a fair market value, on the date of exercise, sufficient to eliminate any deficiency in the Withholding Amount.

10I Termination or Amendment of Plan. The Board of Directors of the Company may in its sole and absolute discretion at ant time terminate or from time to time modify and amend the Plan, but no such termination or amendment will affect rights and obligations under this Option.

11I Effect Upon Employment. Nothing in this Option or the Plan shall be construed to impose any obligation upon the Company to employ or retain in its employ, or continue its involvement with, the Optionee.

12I Time for Acceptance. Unless the Optionee shall evidence his or her acceptance of this Option by execution of this Agreement within ten (10) days after its delivery to him or her, the Option and this Agreement shall at the option of the Company be null and void.

13I General Provisions.
(a) Amendment; Waivers. This Agreement, including the Plan, contains the full and complete understanding and agreement of the parties hereto as to the subject matter hereof and may not be modified or amended, nor may any provision hereof be waived, except by a further written agreement duly signed by each of the parties. The waiver by either of the parties hereto of any provision hereof in any instance shall not operate as a waiver of any other provision hereof or in any other instance.

(b) Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent provided herein and in the Plan, their respective heirs, executors, administrators, representatives, successors and assigns.


(c)Construction. This Agreement is to be construed in accordance with the terms of the Plan. In case of any conflict between the Plan and this Agreement, the Plan shall control. The titles of the sections of this Agreement and of the Plan are included for convenience only and shall not be construed as modifying or affecting their provisions. The masculine gender shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires.


(d)Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the applicable laws of the United State of America and the law (other than the law governing conflict of law questions) of the State of Vermont except to the extent the laws of any other jurisdiction are mandatorily applicable.

(e) Notices. Any notice in connection with this Agreement shall be deemed to have been properly delivered if it is in writing and is delivered in hand or sent by registered mail to the party addressed as follows, unless another address has been substituted by notice so given:

To the Optionee:  To his or her address as
                  listed on the books of the Company.

To the Company:   Vermont Financial Services Corp.
                  100 Main Street
                  Brattleboro, VT  05301
Attention:        Richard O. Madden, Treasurer

Copy to:

Sullivan & Worcester
One Post Office Square
Boston, MA  02109
Attention:  Christopher Cabot, Esq.

Exhibit A to Stock Option Agreement

[FORM FOR EXERCISE OF STOCK OPTION]


Vermont Financial Services Corp.
[Address as specified in Section 20(e)
of the Option Agreement]


RE: Exercise of Option under Vermont Financial Services Corp. Amended and Restated 1994 Stock Option Plan (the "Plan")

Gentlemen:

Please take notice that the undersigned hereby elects to exercise the stock
option granted to                        on
               , 199  by and to the extent of purchasing
shares of Common Stock, par value $.01 per share, of Vermont Financial Services Corp. (the "Company") for the option exercise price of $__________ per share, subject to the terms and conditions of the Stock Option Agreement
between                and the
Company dated as of            , 199  (the "Option Agreement") and the Plan.

The undersigned encloses herewith payment, in cash or in such other property as is permitted under the Plan, of the purchase price for said shares. If the undersigned is making payment of any part of the purchase price by delivery of shares of Common Stock of the Company, he or she hereby confirms that he or she has investigated and considered the possible income tax consequences to him or her of making such payments in that form. The undersigned hereby agrees to provide the Company an amount sufficient to satisfy the obligation of the Company to withhold certain taxes, as provided in Section 16 of the Option Agreement.

The undersigned hereby specifically confirms to the Company that he or she shall hold said shares subject to all of the terms and conditions of said Stock Option Agreement and the Plan.

Very truly yours,


Date              (Signed by                   or other party duly exercising
                                               option)



F:\\JBD\\VFSC9\\AR94OPT.PLN

(ii)





-9-
}